UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2023

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

(507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2023, the Board of Directors of Fastenal Company (the "Company") approved the transition of certain executive officers of the Company to newly established positions of Chief Operating Officer and Chief Sales Officer.
Mr. Terry M. Owen, 54, the Senior Executive Vice President-Sales Operations of the Company will transition to the newly established executive officer position of Chief Operating Officer for the Company with responsibilities to provide oversight and guidance concerning the global sourcing, manufacturing, and logistical operations of the Company. Mr. Owen’s compensation program as the Chief Operating Officer will remain the same as his role as Senior Executive Vice President-Sales Operations for the Company.
Mr. Jeffery M. Watts, 51, the Executive Vice President-International Sales of the Company will transition to the newly established executive officer position of Chief Sales Officer for the Company with responsibilities to provide oversight and guidance concerning the global sales activities of the Company.
The purpose of the appointments is to further support the global growth of the Company. Each of the appointments are effective as of May 3, 2023.
Mr. Owen and Mr. Watts terms of office as Chief Operating Officer and Chief Sales Officer of the Company, respectively, will expire concurrently with the expiration of the term of office of the Company’s other executive officers. There are no arrangements or understandings between both Mr. Owen and Mr. Watts and any other person or persons (other than the directors of the Company acting in their capacity as such) pursuant to which they were selected as Chief Operating Officer and Chief Sales Officer of the Company. Mr. Owen and Mr. Watts are not related to any of our other executive officers or directors. There are no current or proposed transactions in which Mr. Owen or Mr. Watts, or any member of his immediate family, has an interest that is required to be disclosed under Item 404(a) of Regulation S‑K promulgated by the Securities Exchange Commission.
The positions of Senior Executive Vice President-Sales Operations and Executive Vice President-International Sales formerly held by Mr. Owen and Mr. Watts, respectively, will be dissolved by the Company effective upon their appointment.
Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

May 5, 2023	By:	/s/ HOLDEN LEWIS
(Date)		Holden Lewis Senior Executive Vice President and Chief Financial Officer